SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                 Date of Report - July 3, 2003

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
-----------------         ----------------    ---------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
----------------------------------------          ----------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)






















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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99    News Release, dated July 3, 2003, of Tower Bancorp, Inc.
             99.1  Balance Sheets June 30, 2003 and 2002
             99.2  Income Statements for the six months ended
                   June 30, 2003 and 2002

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.




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Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          On July 3, 2003, Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports earnings of $ 1,119,339 or earnings per share of $.64 for the quarter ended June 30, 2003. The news release is attached as Exhibit 99, 99.1 and 99.2 to this report and is incorporated herein by reference.










































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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  July 3, 2003     /s/ Franklin T. Klink, III
                             -------------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






































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                         EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit                                      Signed Original

   99   News Release, dated July 3, 2003,
          of Tower Bancorp, Inc.                     6

   99.1  Balance Sheets June 30, 2003 and 2002

   99.2 Income Statements for the six months ended June 30, 2003 and 2002









































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                                                 Exhibit 99

                                   FOR IMMEDIATE RELEASE
                                   FOR FURTHER INFORMATION:
                                   Franklin T. Klink, III
                                   Chief Financial Officer
                                   (717) 597-2137

TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA July 3, 2003 - Tower Bancorp, Inc. parent

company of The First National Bank of Greencastle, reports

earnings of $ 1,119,339 or earnings per share of $ .64 for the quarter ended June 30, 2003.  This represents a 2% decrease

compared to earnings from the second quarter of 2002.  For the first six months in 2003, net income was $ 2,525,533 or $ 1.45 per share, a decrease of 3% compared to last year.  Return on equity and return on assets were 15.3% and 1.92%,

respectively, for the six months of 2003.

     As of June 30, 2003, assets stood at $ 274,579,000, an

increase of 8% or $ 15,855,000 over second quarter-end totals for the year 2002.  Total loans reached $ 194,563,000, an

increase of $ 12,202,000 or 7%, while deposits at the quarter-

end totaled $ 198,870,000, an increase of $ 16,770,000 or 9%.

     The above figures are based on unaudited financial

statements. The First National Bank of Greencastle operates

eight offices in the Greencastle, Chambersburg, Shady Grove,

Quincy, Laurich Estates, Mercersburg, Waynesboro and

Maugansville areas.

                         ###










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                                                Exhibit 99.1

                                TOWER BANCORP INC.
                            CONSOLIDATED BALANCE SHEET

                           (UNAUDITED)              06/30/03           06/30/02
ASSETS                                               (,000)             (,000)
CASH AND DUE FROM BANKS                          $        8,461     $        6,265
INTEREST BEARING BALANCES WITH BANKS                        966              2,227
FEDERAL FUNDS SOLD                                            0                  0

INVESTMENTS                                              60,452             58,966

LOANS:                                                  194,563            182,361
      RESERVE FOR LOAN LOSSES                           (1,707)            (1,562)

BANK PREMISES, FURNITURE & FIXTURES                       4,098              3,539
OTHER REAL ESTATE OWNED                                       0                  0
OTHER ASSETS                                              7,746              6,928
                                                 --------------     --------------
TOTAL ASSETS                                     $      274,579     $      258,724
                                                 ==============     ==============
LIABILITIES AND CAPITAL
-----------------------
     DEMAND                                      $       18,883     $       13,894
     SAVINGS                                            109,797            102,906
     TIME                                                70,190             65,300
                                                 --------------     --------------
TOTAL DEPOSITS:                                  $      198,870     $      182,100

LIABILITIES FOR BORROWED MONEY                           32,923             23,060
FEDERAL FUNDS PURCHASED                                   4,805             19,558
OTHER LIABILITIES                                         3,424              3,106
                                                 --------------     --------------
TOTAL LIABILITIES                                $      240,022     $      227,824
                                                 --------------     --------------
EQUITY CAPTIAL
     CAPITAL STOCK:
     AUTHORIZED 5,000,000 SHARES
     OUTSTANDING 1,780,100 SHARES                $        2,225     $        2,225
SURPLUS                                                   6,722              6,712
UNDIVIDED PROFITS                                        24,034             21,362
NET UNREALIZED GAIN (LOSS)                                2,806              1,770
LESS: TREASURY STOCK (2002 - 43,783 SHS)                (1,230)            (1,169)
                                                 --------------     --------------
TOTAL EQUITY CAPITAL                             $       34,557     $       30,900
                                                 --------------     --------------
TOTAL LIABILITIES AND CAPITAL                    $      274,579     $      258,724
                                                 ==============     ==============

BOOK VALUE                                       $        19.91     $        17.80


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                                                  Exhibit 99.2

                               TOWER BANCORP INC.
                          CONSOLIDATED INCOME STATEMENT

            (UNAUDITED)

                                                 SIX                     SIX
                                                MONTHS                 MONTHS
INTEREST INCOME                                06-30-03               06-30-02
-----------------------------           -------------------   -------------------
INTEREST AND FEES ON LOANS                 $      6,216,438      $      6,687,672
INTEREST ON INVESTMENT SECURITIES                 1,116,251             1,433,295
INTEREST ON FED FUNDS SOLD                                0                     0
                                        -------------------   -------------------
                                           $      7,332,689      $      8,120,967
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                              1,438,674             2,048,933
INTEREST ON OTHER BORROWED MONEY                    774,843               794,133
                                        -------------------   -------------------
                                           $      2,213,517      $      2,843,066
                                        -------------------   -------------------
NET INTEREST INCOME                        $      5,119,172      $      5,277,901
PROVISION FOR LOAN LOSSES                           180,000               130,000
                                        -------------------   -------------------
NET INTEREST INCOME AFTER PROVISION        $      4,939,172      $      5,147,901

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME                    638,201               456,785
OTHER OPERATING INCOME                              192,718               158,480
INVESTMENT SECURITIES GAINS (LOSSES)              1,596,707             1,395,373
                                        -------------------   -------------------
                                           $      2,427,626      $      2,010,638
                                        -------------------   -------------------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS          $      1,850,360      $      1,755,241
OCCUPANCY EXPENSE                                   215,637               195,683
FURNITURE AND FIXTURE EXPENSE                       261,430               271,356
OTHER OPERATING EXPENSES                          1,562,838             1,371,437
                                        -------------------   -------------------
                                           $      3,890,265      $      3,593,717
                                        -------------------   -------------------
INCOME BEFORE TAXES                        $      3,476,533      $      3,564,822
APPLICABLE INCOME TAXES                             951,000               973,000
                                        -------------------   -------------------

NET INCOME                                 $      2,525,533      $      2,591,822
                                        ===================   ===================

NET INCOME PER SHARE:                      $           1.45      $           1.49

NUMBER OF SHARES OUTSTANDING                      1,735,913             1,736,317



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